Exhibit 99.3

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS

CASE NUMBER: 12-31551-bjh-11

JUDGE: Barbara J. Houser

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN AND EASTERN

DISTRICT OF

TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: June 30th, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

John H. Homier	7/20/2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Adrian Lamberti	7/20/2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 12-31551-bjh-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	June 2012	July 2012	August 2012
ASSETS
1.	UNRESTRICTED CASH		$1,466,305
2.	RESTRICTED CASH	$0
3.	TOTAL CASH	$0	$1,466,305	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$343,000	$560,000
5.	INVENTORY (3)	$161,500	$53,298
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$184,352
8.	OTHER (MOR-1 A)	$275,000	$10,754,436
9.	TOTAL CURRENT ASSETS	$779,500	$13,018,391	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$752,700	$14,326,615
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$3,069,775
12.	NET PROPERTY, PLANT & EQUIPMENT	$752,700	$11,256,840	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$1,532,200	$24,275,231	$0	$0

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$31,619
18.	TAXES PAYABLE (3)		$783
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$32,402	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT (2)	$80,995,000
25.	PRIORITY DEBT	$2,509	$2,509
26.	UNSECURED DEBT	$311,930	$311,930
27.	OTHER MOR -1B		$339,464
28.	TOTAL PREPETITION LIABILITIES	$81,309,440	$653,903	$0	$0
29.	TOTAL LIABILITIES	$81,309,440	$686,305	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$22,401,652
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$1,187,273
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(79,777,240)	$23,588,925	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$1,532,200	$24,275,231	$0	$0

(1) Includes consolidated retainer of $250,000 for Cano Petroleum, Inc. and its related debtor entities
(2) For balance sheet purposes, the secured debt for Cano Petroleum, Inc. and its subsidiaries is carried in total by Cano Petroleum, Inc.
(3) Estimates

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 12-31551-bjh-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
		June 2012	July 2012	August 2012
REVENUES
1.	GROSS REVENUES (1)	$558,400
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$558,400	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR (LOE)	$280,905
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$280,905	$0	$0	$0
8.	GROSS PROFIT	$277,495	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$2,785
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$2,785	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$274,710	$0	$0	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$26,068
20.	AMORTIZATION
21.	OTHER (2) (ATTACH LIST) MOR -2A	$206
22.	NET OTHER INCOME & EXPENSES	$26,274	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$4,875	$0	$0
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$4,875	$0	$0	$0
27.	INCOME TAX
28.	NET PROFIT (1) (LOSS)	$243,561	$0	$0	$0

(1) Net of royalties, estimated and/ or paid.

(2) Estimated property taxes.

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 12-31551-bjh-11

		MONTH	MONTH	MONTH	QUARTER
		June 2012	July 2012	August 2012	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$1,252,782			$1,252,782
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION	$415,697			$415,697
5.	TOTAL OPERATING RECEIPTS	$415,697	$0	$0	$415,697
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$415,697	$0	$0	$415,697
11.	TOTAL CASH AVAILABLE	$1,668,480	$0	$0	$1,668,480
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$18,022			$18,022
13.	PAYROLL TAXES PAID	$1,131			$1,131
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES				$0
16.	UTILITIES	$122,678			$122,678
17.	INSURANCE				$0
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE				$0
23.	SUPPLIES	$193			$193
24.	ADVERTISING				$0
25.	OTHER (2) (MOR-3A)	$60,151			$60,151
26.	TOTAL OPERATING DISBURSEMENTS	$202,175	$0	$0	$202,175
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES				$0
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$202,175	$0	$0	$202,175
32.	NET CASH FLOW	$213,522	$0	$0	$213,522
33.	CASH - END OF MONTH (1)	$1,466,305	$0	$0	$1,466,305

(1) Exclusive of cash sweep from zero balance accounts to concentration account at Cano Petroleum, Inc.
(2) Including royalties, estimated and/ or paid.

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 12-31551-bjh-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	June 2012	July 2012	August 2012
1.	0-30	$343,000	$560,000
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$343,000	$560,000	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$343,000	$560,000	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES (1)	MONTH:	June 2012

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$31,619				$31,619

STATUS OF POSTPETITION TAXES (1)	MONTH:	June 2012

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY	$577	$206		$783
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$577	$206	$0	$783
16.	TOTAL TAXES	$577	$206	$0	$783

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
(1) Only taxes paid directly by Cano Petroleum, Inc. and its subsidiaries; taxes paid on their behalf by others (e.g. first purchasers and PEO — Resourcing Edge) are not shown

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 12-31551-bjh-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	June 2012

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas N.A	Bank of Texas N.A
B.	ACCOUNT NUMBER:	31013031	8092488376
C.	PURPOSE (TYPE):	Checking	Checking		TOTAL
1.	BALANCE PER BANK STATEMENT	$0	$0		$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	1,552.37	2,119.87		$3,672
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS (1)	$(1,552)	$(2,120)	$0	$(3,672)
6.	NUMBER OF LAST CHECK WRITTEN	1003001442	1011000582

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$(3,672)

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 12-31551-bjh-11

MONTH: June 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: Ladder Companies, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 12-31551-bjh-11

MONTH: June 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	Fully paid at the time
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	of preparation
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012

MOR-1 A

June Inter company

1160000000 Intercompany Receivable/Payable Account	(547,073)
1160001001 Intercompany Receivable/Payable CC 1001	12,311,481
1160001003 Intercompany Receivable/Payable CC 1003	1,221
1160001004 Intercompany Receivable/Payable CC 1004	898
1160001005 Intercompany Receivable/Payable CC 1005	(7,524)
1160001011 Intercompany Receivable/Payable CC 1011	(1,221)
Intercompany Adjustment	(1,003,346)
10,754,436

MOR-1 B

PREPETITION

3800000000 Asset Retirement Obligation Short Term	(5,476)
4800000000 Asset Retirement Obligation Long Term	(333,988)
(339,464)

MOR - 2A

Ad Valorem Taxes

March Ad Valorem Tax estimate	163

April Ad Valorem Tax estimate	204

May Ad Valorem Tax estimate	210

June Ad Valorem Tax estimate	206

783

MOR-3 A

June 2012

LOE General	87,065
Adjustment	-27,869
Royalty Checks - April 2012 Sales	955
TOTAL LOE EXPENSES	60,151